UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 25, 2005

METROPOLITAN HEALTH NETWORKS, INC.
(Exact name of Registrant as specified in its charter)

Florida
(State or other jurisdiction of incorporation)

0-28456	65-0635748
(Commission file number)	(I.R.S. Employer Identification No.)

250 Australian Avenue South, Suite 400
West Palm Beach, Fl. 33401
(Address of principal executive offices, including zip code)

(561) 805-8500
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

Effective May 25, 2005, Douglas R. Carlisle resigned from the Board of Directors of Metropolitan Health Networks, Inc. (the “Company”). Mr. Carlisle did not indicate upon resignation, or otherwise, that he disagreed with the Company on any matter relating to the Company's operations, policies or practices.

A copy of the Company’s press release announcing the resignation of D. Carlisle is attached hereto as Exhibit 99.1 and is incorporated herein by reference

Item 9.01 Exhibits

99.1 Press Release dated May 25, 2005.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 26, 2005.

METROPOLITAN HEALTH NETWORKS, INC.

By:	/s/ Roberto L. Palenzuela
Name: Roberto L. Palenzuela Title: General Counsel and Secretary

EXHIBIT INDEX

99.1 Press Release dated May 25, 2005